Amplify BlackSwan Tech & Treasury ETF
Schedule of Investments
July 31, 2023 (Unaudited)

Description		Par Value	Value
U.S. GOVERNMENT NOTES/BONDS - 82.0%
3.125%, 11/15/2028		$209,400	$198,996
2.375%, 05/15/2029		218,400	198,565
1.750%, 11/15/2029		227,400	198,646
0.625%, 05/15/2030		249,400	198,945
0.875%, 11/15/2030		246,400	198,439
1.625%, 05/15/2031		235,400	198,642
1.375%, 11/15/2031		242,400	198,247
2.875%, 05/15/2032		215,400	197,798
4.125%, 11/15/2032		195,400	197,537
3.375%, 05/15/2033		207,400	197,694
Total U.S. Government Notes/Bonds (Cost $2,020,671)			1,983,509

	Contracts	Notional Amount
PURCHASED CALL OPTIONS (a) - 17.2%
Invesco QQQ Trust Series 1, Expires 12/15/2023, Strike Price $275.00	22	$844,096	253,121
Invesco QQQ Trust Series 1, Expires 06/21/2024, Strike Price $330.00	21	805,728	161,626
Total Purchased Call Options (Cost $217,313)			414,747

MONEY MARKET FUNDS - 0.4%	Shares
Dreyfus Government Cash Management - 1.82% (b)	3,627		3,628
Invesco Government & Agency Portfolio - Institutional Class - 5.10% (b)	6,947		6,947
Total Money Market Funds (Cost $10,575)			10,575
Total Investments - 99.6%
(Cost $2,248,559)			$2,408,831

Percentages are based on Net Assets of $2,418,000.

(a)	Exchange Traded.
(b)	Seven-day yield as of July 31, 2023.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year/period ended July 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended July 31, 2023, there have been no significant changes to the Fund's fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Deposit accounts are valued at acquisition cost, which approximates fair value. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts. Swaps will be valued by using the market close price of the underlying holdings. If there is no market price available, then the securities will be valued at the last trade price.

The Trust's valuation procedures provide for the designation of the Adviser as "Valuation Designee". If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the Valuation Designee, pursuant to procedures established by the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of July 31, 2023:

Category
Investments in Securities
Assets
Level 1
U.S. Government Notes/Bonds	$ 1,983,509
Purchased Options	414,747
Money Market Funds	10,575
Total Level 1	2,408,831
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$ 2,408,831

See the Schedule of Investments for further disaggregation of investment categories.

For the period ended July 31, 2023, there were no transfers into or out of Level 3 for the Fund.